SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report: (Date of Earliest Event Reported):  May 16, 2002 (May 8, 2002)




                                  CRIIMI MAE INC.
               (Exact name of registrant as specified in its charter)

       Maryland                       1-10360                   52-1622022
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)



                                11200 Rockville Pike
                             Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                                    (301) 816-2300
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On May 8, 2002, CRIIMI MAE Inc. (the "Company") received an unsolicitated offer to purchase all of the issued and outstanding shares of the Company's common stock, par value $0.01 per share, for $7.00 per share from a group of individuals consisting of Lyle Weisman, Asher Gottesman and Len Fisch. Messrs. Weisman, Gottesman and Fisch jointly filed a Schedule 13D with the Securities and Exchange Commission (the "Commission") on May 13, 2002 reporting individual ownership of 1.6%, 1.4% and 1.9%, respectively, of the Company's common stock. As noted in the Company's press release dated May 13, 2002, the Company's Board of Directors is analyzing this offer and other strategic alternatives in accordance with its fiduciary duty to maximize shareholder value.

     At the Company's 2002 annual meeting held on May 14, 2002, the Company's shareholders approved an amendment to its Charter to place additional restrictions on the transfer of the Company's capital stock and an amendment to the Company's 2001 Stock Incentive Plan (the "Plan") increasing the number of shares  available  under  the  Plan  to  1,235,000  from  610,000.  The  Charter
Amendment, attached as an exhibit and referenced herein, prohibits (a) any person or group from beneficially owning five percent (5%) or more of the market value of the Company's outstanding capital stock or (b) an existing 5% stockholder from acquiring additional shares of the Company's capital stock. The Charter Amendment was filed with the State Department of Assessments and Taxation of Maryland and became effective on May 15, 2002.

     The Charter amendment may be utilized to prohibit acquisitions of 5% or more of CRIIMI MAE's common stock, without approval of the Company's Board. As discussed in the Company's definitive proxy statement filed on Schedule 14A with the Commission on April 8, 2002, the purpose of this Charter amendment is to minimize the chance of an "ownership change" as defined by the Internal Revenue Code in order to preserve the Company's net operating losses. The Company announced the results of its 2002 annual meeting in a press release dated May 14, 2002 attached as an exhibit and referenced herein.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.  The following exhibits are filed with this report:


Exhibit 3 -- Articles of Amendment
Exhibit 99.1 -- Press Release dated May 13, 2002.
Exhibit 99.2 -- Press Release dated May 14, 2002.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRIIMI MAE Inc.




Dated: May 16, 2002                   /s/ William B. Dockser
                                      -----------------------------------------
                                      William B. Dockser, Chairman of the Board


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                                 EXHIBIT INDEX

Exhibit
No.                                         Description
-------------------------------------------------------------------------------

*3       Articles of Amendment
*99.1    Press Release dated May 13, 2002.
*99.2    Press Release dated May 14, 2002.


*Filed herewith.